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Exhibit 99.2

Exhibit B

EXHIBIT G

DESIGNATION OF THE PREFERENCES, CONVERSION
AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS
TO SERIES P PREFERRED UNITS

        The Series P Preferred Units shall have the following designations, preferences, rights, powers and duties:

        (1)   Certain Defined Terms.    The following capitalized terms used in this Exhibit G shall have the respective meanings set forth below:

          "Contribution Agreement" shall mean the Contribution Agreement, dated as of December 13, 2004, between the Trust and Ezra Mersey.

          "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

          "Redemption Price" shall mean the Redemption Price calculated pursuant to the Contribution Agreement.

          "Redemption Price Determination Time" shall mean the time the Redemption Price is determined pursuant to the Contribution Agreement.

          "Series I Preferred Units" shall mean Series I Cumulative Redeemable Preferred Units of Beneficial Interest, par value $0.01 per unit, of the Trust.

          "Series O Preferred Units" shall mean Series O Preferred Units of Beneficial Interest, par value $0.01 per unit, of the Trust.

          "Stated Value" shall have the meaning set forth in the Series O Preferred Units.

          "Underlying Series O Preferred Unit Amount" shall mean (a) at all times before the Redemption Price Determination Time, 263 Series O Preferred Units (the "Initial Unit Amount") and (b) from and after the Redemption Price Determination Time, the sum of (i) the Initial Unit Amount and (ii) the number of Series O Preferred Units whose aggregate Stated Value is equal to the Redemption Price.

        (2)   Distributions.

          (A)  General.    The holder of the Series P Preferred Unit shall be entitled to receive a proportionate share of any distribution in cash or in kind authorized, declared and paid by the Trust on the Series O Preferred Units, when, as and if authorized by the Trustee and declared by the Trust, out of any assets legally available therefor, as though the holder of the Series P Preferred Unit was the holder of the Underlying Series O Preferred Unit Amount of Series O Preferred Units as of the record date fixed for the determination of the holders of the Series O Preferred Units entitled to receive such distribution.

          (B)  No Further Rights.    The holder of the Series P Preferred Unit shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the distributions described in Section 2(A).

        (3)   Liquidation Preference.

          (A)  Distributions Upon Liquidation.    Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, after any payment or distribution of the assets of the Trust (whether capital or surplus) is made to or set apart for the holders of any class or series of Units of the Trust now or hereafter issued and outstanding which have a preference or priority over the Series P Preferred Unit in the distribution of assets on any liquidation, dissolution or winding up of the Trust, the holder of the Series P Preferred Unit shall be entitled to receive out of assets of the Trust legally available for such purpose, a proportionate share of the remaining assets of the Trust, if any, as if the holder held a number of Series O Preferred Units equal to the Underlying Series O Preferred Unit Amount.

          (B)  Consolidation, Merger or Certain Other Transactions.    The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Trust to, or the consolidation or merger or other business combination of the Trust with or into, any corporation, trust, partnership, limited liability company or other entity (or of any corporation, trust, partnership, limited liability company or other entity with or into the Trust) shall not be deemed to constitute a liquidation, dissolution or winding up of the Trust.

        (4)   Redemption.    From and after the Redemption Price Determination Time, the holder of the Series P Preferred Unit shall have the right to have the Series P Preferred Unit redeemed by the Trust in whole and not in part pursuant to Section E of the Designations of the Series O Preferred Units, as if such holder held a number of Series O Preferred Units with an aggregate Stated Value equal to the Underlying Series O Preferred Unit Amount, but without regard to the five-year waiting period for the redemption of Series O Preferred Units.

        (5)   Units to be Retired.    If the Series P Preferred Unit is reacquired in any manner by the Trust or redeemed as provided herein, such Series P Preferred Unit shall be restored to the status of authorized but unissued Units of the Trust, without designation as to class or series.

        (6)   Ranking.    The Series P Preferred Unit shall be deemed to rank on a parity with the Series O Preferred Units and senior to the Common Units, in the payment of distributions or the distribution of assets on any liquidation, dissolution or winding up of the Trust. Any other class or series of Units of the Trust shall be deemed to rank:

          (A)  senior to the Series P Preferred Unit, in the payment of distributions or in the distribution of assets on any liquidation, dissolution or winding up of the Trust, if the holders of such class or series are entitled to the receipt of distributions or amounts distributable on any liquidation, dissolution or winding up of the Trust, as the case may be, in preference or priority to the holders of Series P Preferred Unit or the Series O Preferred Units; and

          (B)  on a parity with the Series P Preferred Unit, in the payment of distributions and in the distribution of assets on any liquidation, dissolution or winding up of the Trust, if the holders of such class or series and the holder of the Series P Preferred Unit are entitled to the receipt of distributions and amounts distributable on any liquidation, dissolution or winding up of the Trust on the same basis as the Series P Preferred Unit or the Series O Preferred Units.

        (7)   Voting.    The holder of the Series P Preferred Unit will not have any voting rights or right to consent to any matter requiring the consent or approval of the holders of Units, except as required by law. Notwithstanding the foregoing, the provisions of the Declaration (including Annex A thereto) referred to in Section 12.3 of Annex A to the Declaration shall not be amended with respect to the holder of the Series P Preferred Unit if such holder is adversely affected thereby without the approval of such holder (to the extent applicable to such holder).

        (8)   Transfer Restrictions.    Notwithstanding Section 9.3 of Annex A to the Declaration of Trust, the holder of the Series P Preferred Unit may not transfer all or any portion of his or her Series P Preferred Unit without the prior written consent of the Trust or the Trustee prior to the Redemption Price Determination Time. A transfer shall be deemed to include a pledge to a lender to secure a loan to a holder of the Series P Preferred Unit. From and after the Redemption Price Determination Time, the holder of the Series P Preferred Unit may transfer such unit in accordance with Section 9.3 of Annex A to the Declaration of Trust.

        (9)   No Conversion Rights.    The holder of the Series P Preferred Unit shall not have any rights to convert such Series P Preferred Unit into shares of any other class or series of shares or into any other securities of, or interest in, the Trust.

        (10) No Preemptive Rights.    The holder of the Series P Preferred Unit shall not have any preemptive rights to purchase or subscribe for additional units of the Trust or any other security of the Trust which it may issue or sell.

        (11) Record Holders.    The Trust may deem and treat the record holder of the Series P Preferred Unit as the true and lawful owner thereof for all purposes, and the Trust shall not be affected by any notice to the contrary.

        (12) Sinking Fund.    The Series P Preferred Unit shall not be entitled to the benefit of any retirement or sinking fund.

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  Exhibit 99.2
EXHIBIT G DESIGNATION OF THE PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS TO SERIES P PREFERRED UNITS